UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) February 20, 2008

Danaher Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-08089	59-1995548
(Commission File Number)	(IRS Employer Identification No.)

2099 Pennsylvania Ave., N.W., 12th Floor, Washington, D.C.	20006-1813
(Address of Principal Executive Offices)	(Zip Code)

202-828-0850

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On February 20, 2008, the Board of Directors of Danaher Corporation approved amended and restated by-laws for Danaher to change the vote required for the election of directors in uncontested elections from a plurality to a majority. As amended and restated, the by-laws provide that in uncontested elections of directors, a nominee is elected by a majority of the votes cast by the shares present in person or represented by proxy and entitled to vote. For purposes of this provision, a “majority of the votes cast” means that the number of votes cast “for” a director nominee must exceed the number of votes cast “against” that nominee.

Danaher’s Board of Directors also adopted a director resignation policy under which the Board will not nominate a director for election, or appoint a director to fill a vacancy or new directorship, unless the individual has tendered in advance an irrevocable resignation effective in such circumstances where the individual does not receive the required number of votes for re-election. If an incumbent director does not receive the required number of votes for re-election, Danaher’s Nominating and Governance Committee will make a determination whether to accept or reject the director’s resignation and will submit such recommendation for prompt consideration by the Board. Under the policy, the Board expects the director whose resignation is under consideration to abstain from participating in any decision regarding that resignation.

The amended and restated by-laws also modify the procedures for establishing a record date in connection with stockholder action by written consent. The record date set by the Board cannot precede, and cannot be more than 10 days after, the date upon which the Board sets the record date. Any stockholder seeking to have the stockholders take action by written consent must request that the Board set a record date. If within 10 days of receiving the request the Board does not set a record date, the record date will be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the company

The foregoing summary is qualified in its entirety by reference to the amended and restated by-laws, a copy of which is included as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits:

3.2	Amended and Restated By-Laws of Danaher Corporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DANAHER CORPORATION

	By:	/s/ Daniel L. Comas
	Name:	Daniel L. Comas
	Title:	Executive Vice President and Chief Financial Officer

Dated: February 20, 2008

EXHIBIT INDEX

Exhibit No.	Description
3.2	Amended and Restated By-Laws of Danaher Corporation